Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Capital One Auto Receivables, LLC	22 September 2023

1600 Capital One Drive, Room 27907B

McLean, Virginia 22102

Capital One, National Association

1680 Capital One Drive

McLean, Virginia 22102

Re:	Capital One Prime Auto Receivables Trust 2023-2 (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Capital One Auto Receivables, LLC (the “Depositor”), Capital One, National Association (the “Sponsor”), BofA Securities, Inc. (“BofA Securities”), RBC Capital Markets, LLC (“RBC Capital Markets”) and Wells Fargo Securities, LLC (“Wells Fargo Securities,” together with the Depositor, Sponsor, BofA Securities and RBC Capital Markets, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating certain information relating to a pool of motor vehicle retail installment sale contracts secured by new and used automobiles, SUVs, light-duty trucks and vans (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.

Labeled “COPAR 2023-2 Eligible Loan IDs_v1 (230823 for EY).xlsx” and the corresponding record layout and decode information, as applicable (the “Receivable Listing File”), that the Sponsor, on behalf of the Depositor, indicated contains a list of loan IDs (each, a “Loan ID”) that correspond to certain motor vehicle retail installment sale contracts secured by new and used automobiles, SUVs, light-duty trucks and vans (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

ii.

Labeled “EY Loans COPAR 2023-2 230731 Data Tape (To Send 230823)_v1.xlsx” and the corresponding record layout and decode information, as applicable (the “Sample Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Sample Receivables (as defined in Attachment A) as of 31 July 2023 (the “Preliminary Cut-off Date”),

b.	Imaged copies of:

i.	The retail installment sale contract or other related documents (collectively and as applicable, the “Contract”),

ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (the “System Screen Shots”) and

iii.	The vehicle invoice or other related documents (collectively and as applicable, the “Invoice,” together with the Contract and System Screen Shots, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable, as applicable,

c.

A schedule (the “Obligor Credit Score Methodology”) that the Sponsor, on behalf of the Depositor, indicated contains information, assumptions and methodologies relating to the comparison or recalculation, as applicable, of the obligor credit score Sample Characteristic (as defined herein) for certain Sample Receivables,

d.

A schedule (the “Supplemental Obligor Credit Score Methodology”) that the Sponsor, on behalf of the Depositor, indicated contains supplemental information, assumptions and methodologies relating to the comparison or recalculation, as applicable, of the obligor credit score Sample Characteristic for Sample Receivable Number 49 (as defined in Attachment A),

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Sample Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Receivable Listing File, Sample Data File, Source Documents, Obligor Credit Score Methodology, Supplemental Obligor Credit Score Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Receivable Listing File, Source Documents, Obligor Credit Score Methodology, Supplemental Obligor Credit Score Methodology or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

22 September 2023

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Preliminary Receivables from the Receivable Listing File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Receivable Listing File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

2.	For each Sample Receivable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

b.

Observed that the corresponding Contract contained a signature in the buyer signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the buyer signature section of such Contract.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Source Documents

Sample Characteristic	Sample Data File Field Name	Source Document(s)	Note(s)

Loan ID	LOAN_ID	System Screen Shots	i.

Funding date	FUNDING_DATE	System Screen Shots

Original loan amount	ORIG_BAL	Contract	ii.

Original first payment date	FIRST_PAY_DATE	Contract

Original loan term	ORIG_TERM	Contract, System Screen Shots and recalculation	iii.

Current maturity date	CURRENT_MATURITY_DATE	System Screen Shots

Original interest rate	ORIGINAL_APR	Contract

Vehicle manufacturer	MAKE	Contract	iv.

Vehicle model	MODEL	Contract	iv.

Vehicle year	VEH_YEAR	Contract

New or used	NEW_USED	Contract	v.

Vehicle value	VEHICLE_VALUE	(a) Contract and Invoice or (b) Contract and System Screen Shots	vi., vii.

Obligor credit score	FICO	(a) System Screen Shots or (b) System Screen Shots and recalculation	viii.

Geographic location of obligor	STATE	System Screen Shots

Remaining term to maturity	REMAINING_TERM	System Screen Shots and recalculation	ix.

Reporting period interest rate	CURRENT_PERIOD_RATE	System Screen Shots

Reporting period ending actual balance	CURRENT_BAL	System Screen Shots

Exhibit 1 to Attachment A Page 2 of 4

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the original loan amount Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.05 or less.

iii.	For the purpose of comparing the original loan term Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original loan term by:

a.	Calculating the original maturity date (the “Original Maturity Date”) by:

(1)	Subtracting one from the number of payments in the payment schedule, as shown in the Contract, and

(2)	Adding the number of payment periods (in months) obtained in (1) above to the original first payment date, as shown in the Contract,

b.

Calculating the difference in months between the funding date, as shown in the System Screen Shots, and Original Maturity Date, as calculated in a. above, assuming both the funding date and Original Maturity Date occurred on the first day of the applicable month, and

c.	Adding 1 to the result obtained in b. above if the day of the Original Maturity Date, as calculated in a. above, is after the day of the funding date, as shown in the System Screen Shots.

iv.

For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviations, truncations, spelling errors and general vehicle descriptors.

v.

For the purpose of comparing the new or used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the new or used value, as shown on the Sample Data File, agreed with the corresponding new or used value, as show on the corresponding Contract, in accordance with the decode table shown below:

Sample Data File Value	Contract Value

1 2	New Used

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

vi.	For the purpose of comparing the vehicle value Sample Characteristic for each Sample Receivable with a:

a.	New or used value of “New” and

b.	Vehicle year value of “2021,” “2022” or “2023,”

both as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the Invoice as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the vehicle value Sample Characteristic for any other Sample Receivables with a new or used value of “New,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the vehicle value Sample Characteristic for each Sample Receivable with a new or used value of “Used,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document (and in accordance with any other applicable note(s)).

vii.

For the purpose of comparing the vehicle value Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less (and in accordance with any other applicable note(s)).

viii.

For the purpose of comparing the obligor credit score Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 49), the Sponsor, on behalf of the Depositor, instructed us to compare or recalculate the obligor credit score (as applicable) using:

a.	Information on the System Screen Shots and

b.	The Obligor Credit Score Methodology.

For the purpose of comparing the obligor credit score Sample Characteristic for Sample Receivable Number 49, the Sponsor, on behalf of the Depositor, instructed us to compare or recalculate the obligor credit score (as applicable) using:

a.	Information on the System Screen Shots,

b.	The Obligor Credit Score Methodology and

c.	The Supplemental Obligor Credit Score Methodology.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

ix.

For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity as the difference in months between the:

a.	Current maturity date, as shown in the System Screen Shots, and

b.	Preliminary Cut-off Date,

assuming both the current maturity date and Preliminary Cut-off Date occurred on the first day of the applicable month.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions, and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Sample Data File Value	Source Document Value
62	Vehicle value	$36,470.00	$36,454.22